UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report: February 3, 2012


                            LATITUDE SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


            Nevada                   000-54194               26-1284382
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(State or other jurisdiction of   (Commission File  (IRS Employer Identification
         incorporation)                 Number)                  Number)


            2595 NW BOCA RATON BLVD., SUITE 100, BOCA RATON, FL 33431
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               (Address of Principal Executive Offices) (Zip Code)


                                  (561)417-0644
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               Registrant's telephone number, including area code


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
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LINE OF CREDIT

On February 1, 2012, Latitude Solutions, Inc. ("the Company") entered into a $5 Million Revolving Asset-Based Line of Credit ("Line of Credit") with Crestmark Bank ("Crestmark.")

The Line of Credit provides for the Company to have access to $5 Million in capital. The Line of Credit is paid for by the assignment of the accounts receivable to Crestmark. The Credit Line has an interest rate of 2.75% in excess of the prime rate reported by the Wall Street Journal per annum.


                            SECTION 7 - REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.
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PRESS RELEASE

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On February 2, 2012, the Company made a press release announcing the Asset Based Credit Line. The text of the press release is attached hereto as Exhibit 99.1.

On February 8, 2012, the Company made a press release announcing the deployment of the Company's proprietary Electro-PrecipitationTM (EPTM) water remediation technology pursuant to an agreement entered into with an oil and gas company in the Permian Basin of West Texas.



                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.
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ORGANIZATION OF LATITUDE ENERGY SERVICES, LLC

On January 20, 2012, the Company and the other managing members agreed to dissolve Latitude Energy Services, LLC, a 70% owned subsidiary that was to provide water remediation services to the oil, gas and energy industries. At the time of the dissolution, Latitude Energy Services, LLC was organized under the laws of the State of Nevada.

On February 3, 2012, the Company converted the Latitude Energy Services, LLC that had been dissolved in the State of Nevada into and organized a new limited liability company in the State of Florida, called Latitude Energy Services, LLC. The Company owns 100 % of the outstanding equity of Latitude Energy Services, LLC, and Messrs. Jeffrey Wohler and Matthew Cohen, officers and directors of the Company are the managing members of Latitude Energy Services, LLC.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
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         (D) EXHIBITS.  The  following is a complete  list of exhibits  filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

  EXHIBIT NO.                              DESCRIPTION
-----------------   ------------------------------------------------------------
             3.1    Articles of Organization of Latitude Energy Services, LLC
            99.1    Press Release, dated February 2, 2012
            99.2    Press Release, dated February 8, 2012

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                  LATITUDE SOLUTIONS, INC.



                                  By: /s/ Matthew J. Cohen
                                  -----------------------------------------
                                  Matthew J. Cohen, Chief Financial Officer


                                  Date:  February 16, 2012